SiriusPoint Ltd.

Financial Supplement
December 31, 2022

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Annual Report on Form 10-K.

Point Building	Dhruv Gahlaut - Head of Investor Relations and Chief Strategy Officer
3 Waterloo Lane	Tel: +44 20 3772 3111
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio and accident year combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Tangible book value per diluted common share is also a non-GAAP financial measure. SiriusPoint's management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets. Reconciliations and definitions of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” plans,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking our investment portfolio, and transforming our business, including re-balancing our portfolio and growing the Insurance & Services segment; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market; supply chain issues, labor shortages and related increased costs; changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and subsequent periodic and current reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
December 31, 2022 and 2021
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Combined ratio	90.4%	95.3%	96.4%	109.1%
Core underwriting income (loss) (1)	$31.2	$34.7	$(34.8)	$(163.4)
Core net services income (loss) (1)	$(6.2)	$(41.3)	$31.3	$11.0
Core income (loss) (1)	$25.0	$(6.6)	$(3.5)	$(152.4)
Core combined ratio (1)	94.8%	93.6%	101.6%	109.5%
Accident year loss ratio (1)	64.7%	65.9%	69.0%	77.4%
Accident year combined ratio (1)	96.4%	96.5%	102.1%	111.3%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	(5.7)%	(23.7)%	(19.3)%	2.3%
Book value per common share	$11.56	$14.23	$11.56	$14.23
Book value per diluted common share	$11.32	$14.10	$11.32	$14.10
Tangible book value per diluted common share (1)	$10.43	$13.27	$10.43	$13.27
(1)Core underwriting income (loss), Core net services income (loss), Core income (loss), and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Core accident year combined ratio and Core accident year loss ratio are non-GAAP financial measures. See definitions in “Core Results by Quarter.” Tangible book value per diluted common share is a non-GAAP financial measure. See reconciliation in “Book Value per Share - by Quarter”.

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$2,635.5	$1,324.0	$715.5	$—	$—
Debt securities, trading, at fair value	1,526.0	1,697.1	2,210.5	2,622.8	2,085.6
Short-term investments, at fair value	984.6	1,991.6	1,378.0	989.0	1,075.8
Investments in related party investment funds, at fair value	128.8	309.0	318.1	678.6	909.6
Other long-term investments, at fair value	377.2	414.9	436.4	438.2	456.1
Equity securities, trading, at fair value	1.6	1.4	1.6	2.7	2.8
Total investments	5,653.7	5,738.0	5,060.1	4,731.3	4,529.9
Cash and cash equivalents	705.3	647.3	746.6	826.1	999.8
Restricted cash and cash equivalents	208.4	144.2	630.6	972.8	948.6
Redemption receivable from related party investment fund	18.5	—	—	—	250.0
Due from brokers	4.9	20.2	72.8	70.1	15.9
Interest and dividends receivable	26.7	17.0	14.6	10.7	8.3
Insurance and reinsurance balances receivable, net	1,876.9	1,952.7	1,934.8	1,936.8	1,708.2
Deferred acquisition costs and value of business acquired, net	294.9	278.6	271.3	271.0	218.8
Unearned premiums ceded	348.8	379.1	375.6	365.7	242.8
Loss and loss adjustment expenses recoverable, net	1,376.2	1,309.2	1,257.5	1,278.6	1,215.3
Deferred tax asset	200.3	197.6	180.1	180.6	182.0
Intangible assets	163.8	165.9	168.0	170.0	171.9
Assets held for sale	—	20.9	—	—	—
Other assets	157.9	127.4	129.2	102.6	126.8
Total assets	$11,036.3	$10,998.1	$10,841.2	$10,916.3	$10,618.3
Liabilities
Loss and loss adjustment expense reserves	$5,268.7	$5,200.5	$4,940.8	$4,936.0	$4,841.4
Unearned premium reserves	1,521.1	1,572.8	1,557.2	1,504.9	1,198.4
Reinsurance balances payable	813.6	793.9	759.0	773.5	688.3
Deposit liabilities	140.5	138.9	143.5	147.2	150.7
Securities sold, not yet purchased, at fair value	27.0	41.7	83.4	64.0	—
Securities sold under an agreement to repurchase	18.0	17.3	17.5	—	—
Due to brokers	—	16.6	18.0	32.1	6.5
Accounts payable, accrued expenses and other liabilities	266.6	245.8	206.5	188.7	229.8
Deferred tax liability	59.8	66.9	59.2	98.0	95.4
Liability-classified capital instruments	60.4	48.9	50.7	76.0	87.8
Debt	778.0	762.0	781.3	808.4	816.7
Total liabilities	8,953.7	8,905.3	8,617.1	8,628.8	8,115.0
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	16.2	16.2	16.2	16.2	16.2
Additional paid-in capital	1,641.3	1,633.2	1,630.3	1,623.4	1,622.7
Retained earnings	262.2	288.8	387.2	448.0	665.0
Accumulated other comprehensive income (loss)	(45.0)	(53.7)	(10.4)	0.6	(0.2)
Shareholders’ equity attributable to SiriusPoint shareholders	2,074.7	2,084.5	2,223.3	2,288.2	2,503.7
Noncontrolling interests	7.9	8.3	0.8	(0.7)	(0.4)
Total shareholders’ equity	2,082.6	2,092.8	2,224.1	2,287.5	2,503.3
Total liabilities, noncontrolling interests and shareholders’ equity	$11,036.3	$10,998.1	$10,841.2	$10,916.3	$10,618.3

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Revenues
Net premiums earned	$607.4	$519.9	$2,318.1	$1,717.0
Net realized and unrealized investment gains (losses)	10.9	(60.6)	(225.5)	(16.9)
Net realized and unrealized investment gains (losses) from related party investment funds	(10.7)	(97.2)	(210.5)	304.0
Net investment income	51.9	6.6	113.3	25.4
Net realized and unrealized investment gains (losses) and net investment income	52.1	(151.2)	(322.7)	312.5
Other revenues	14.1	29.3	110.2	151.2
Total revenues	673.6	398.0	2,105.6	2,180.7
Expenses
Loss and loss adjustment expenses incurred, net	390.1	351.4	1,588.4	1,326.5
Acquisition costs, net	113.0	106.3	461.9	387.8
Other underwriting expenses	46.4	38.2	184.5	158.8
Net corporate and other expenses	92.6	72.1	312.8	266.6
Intangible asset amortization	2.1	1.8	8.1	5.9
Interest expense	10.5	9.6	38.6	34.0
Foreign exchange (gains) losses	61.5	(27.5)	(66.0)	(44.0)
Total expenses	716.2	551.9	2,528.3	2,135.6
Income (loss) before income tax benefit	(42.6)	(153.9)	(422.7)	45.1
Income tax benefit	19.6	17.1	36.7	10.7
Net income (loss)	(23.0)	(136.8)	(386.0)	55.8
Net (income) loss attributable to noncontrolling interests	0.4	0.5	(0.8)	2.3
Net income (loss) available to SiriusPoint	(22.6)	(136.3)	(386.8)	58.1
Dividends on Series B preference shares	(4.0)	(4.0)	(16.0)	(13.5)
Net income (loss) available to SiriusPoint common shareholders	$(26.6)	$(140.3)	$(402.8)	$44.6
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.17)	$(0.88)	$(2.51)	$0.28
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.17)	$(0.88)	$(2.51)	$0.27
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	160,459,088	159,268,777	160,228,588	148,667,770
Diluted	160,459,088	159,268,777	160,228,588	150,156,466
(1)    Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Loss - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues
Net premiums earned	$607.4	$612.6	$568.8	$529.3	$519.9
Net realized and unrealized investment gains (losses)	10.9	(56.1)	(98.4)	(81.9)	(60.6)
Net realized and unrealized investment losses from related party investment funds	(10.7)	(8.3)	(60.5)	(131.0)	(97.2)
Net investment income	51.9	36.2	17.4	7.8	6.6
Total realized and unrealized investment gains (losses) and net investment income	52.1	(28.2)	(141.5)	(205.1)	(151.2)
Other revenues	14.1	13.1	45.8	37.2	29.3
Total revenues	673.6	597.5	473.1	361.4	398.0
Expenses
Loss and loss adjustment expenses incurred, net	390.1	497.9	360.3	340.1	351.4
Acquisition costs, net	113.0	116.8	123.6	108.5	106.3
Other underwriting expenses	46.4	44.8	46.1	47.2	38.2
Net corporate and other expenses	92.6	70.8	72.0	77.4	72.1
Intangible asset amortization	2.1	2.1	2.0	1.9	1.8
Interest expense	10.5	9.4	9.4	9.3	9.6
Foreign exchange (gains) losses	61.5	(51.6)	(56.5)	(19.4)	(27.5)
Total expenses	716.2	690.2	556.9	565.0	551.9
Loss before income tax (expense) benefit	(42.6)	(92.7)	(83.8)	(203.6)	(153.9)
Income tax (expense) benefit	19.6	(0.9)	27.7	(9.7)	17.1
Net loss	(23.0)	(93.6)	(56.1)	(213.3)	(136.8)
Net (income) loss attributable to noncontrolling interests	0.4	(0.8)	(0.7)	0.3	0.5
Net loss attributable to SiriusPoint	(22.6)	(94.4)	(56.8)	(213.0)	(136.3)
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net loss available to SiriusPoint common shareholders	$(26.6)	$(98.4)	$(60.8)	$(217.0)	$(140.3)
Loss per share available to SiriusPoint common shareholders
Basic loss per share available to SiriusPoint common shareholders (1)	$(0.17)	$(0.61)	$(0.38)	$(1.36)	$(0.88)
Diluted loss per share available to SiriusPoint common shareholders (1)	$(0.17)	$(0.61)	$(0.38)	$(1.36)	$(0.88)
Weighted average number of common shares used in the determination of loss per share
Basic	160,459,088	160,321,270	160,258,883	159,867,593	159,268,777
Diluted	160,459,088	160,321,270	160,258,883	159,867,593	159,268,777
(1)     Basic loss per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted loss per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$300.5	$441.9	$742.4	$—	$1.3	$—	$743.7
Net premiums written	236.1	340.4	576.5	—	1.4	—	577.9
Net premiums earned	281.5	324.3	605.8	—	1.6	—	607.4
Loss and loss adjustment expenses incurred, net	170.4	212.1	382.5	(1.4)	9.0	—	390.1
Acquisition costs, net	74.3	74.8	149.1	(32.2)	(3.9)	—	113.0
Other underwriting expenses	27.0	16.0	43.0	—	3.4	—	46.4
Underwriting income (loss)	9.8	21.4	31.2	33.6	(6.9)	—	57.9
Services revenue	(3.6)	49.8	46.2	(30.5)	—	(15.7)	—
Services expenses	—	43.9	43.9	—	—	(43.9)	—
Net services fee income (loss)	(3.6)	5.9	2.3	(30.5)	—	28.2	—
Services noncontrolling loss	—	0.5	0.5	—	—	(0.5)	—
Net investment losses from Strategic Investments	(4.2)	(4.8)	(9.0)	—	—	9.0	—
Net services income (loss)	(7.8)	1.6	(6.2)	(30.5)	—	36.7	—
Segment income (loss)	2.0	23.0	25.0	3.1	(6.9)	36.7	57.9
Net realized and unrealized investment gains (losses)					19.9	(9.0)	10.9
Net realized and unrealized investment losses from related party investment funds					(10.7)	—	(10.7)
Net investment income					51.9	—	51.9
Other revenues					(1.6)	15.7	14.1
Net corporate and other expenses					(48.7)	(43.9)	(92.6)
Intangible asset amortization					(2.1)	—	(2.1)
Interest expense					(10.5)	—	(10.5)
Foreign exchange losses					(61.5)	—	(61.5)
Income (loss) before income tax expense	$2.0	$23.0	25.0	3.1	(70.2)	(0.5)	(42.6)
Income tax benefit			—	—	19.6	—	19.6
Net income (loss)			25.0	3.1	(50.6)	(0.5)	(23.0)
Net (income) loss attributable to noncontrolling interest			—	—	(0.1)	0.5	0.4
Net income (loss) available to SiriusPoint			$25.0	$3.1	$(50.7)	$—	$(22.6)

Underwriting Ratios: (1)
Loss ratio	60.5%	65.4%	63.1%				64.2%
Acquisition cost ratio	26.4%	23.1%	24.6%				18.6%
Other underwriting expenses ratio	9.6%	4.9%	7.1%				7.6%
Combined ratio	96.5%	93.4%	94.8%				90.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$418.8	$269.9	$688.7	$—	$2.1	$—	$690.8
Net premiums written	351.1	184.3	535.4	—	(24.5)	—	510.9
Net premiums earned	348.1	188.1	536.2	—	(16.3)	—	519.9
Loss and loss adjustment expenses incurred, net	215.7	122.0	337.7	(0.9)	14.6	—	351.4
Acquisition costs, net	78.6	52.1	130.7	(25.1)	0.7	—	106.3
Other underwriting expenses	22.9	10.2	33.1	—	5.1	—	38.2
Underwriting income (loss)	30.9	3.8	34.7	26.0	(36.7)	—	24.0
Services revenue	—	43.8	43.8	(30.0)	—	(13.8)	—
Services expenses	—	39.5	39.5	—	—	(39.5)	—
Net services fee income	—	4.3	4.3	(30.0)	—	25.7	—
Services noncontrolling loss	—	0.5	0.5	—	—	(0.5)	—
Net investment gains (losses) from Strategic Investments	—	(46.1)	(46.1)	—	—	46.1	—
Net services loss	—	(41.3)	(41.3)	(30.0)	—	71.3	—
Segment income (loss)	30.9	(37.5)	(6.6)	(4.0)	(36.7)	71.3	24.0
Net realized and unrealized investment losses					(14.5)	(46.1)	(60.6)
Net realized and unrealized investment losses from related party investment funds					(97.2)	—	(97.2)
Net investment income					6.6	—	6.6
Other revenues					15.5	13.8	29.3
Net corporate and other expenses					(32.6)	(39.5)	(72.1)
Intangible asset amortization					(1.8)	—	(1.8)
Interest expense					(9.6)	—	(9.6)
Foreign exchange gains					27.5	—	27.5
Income (loss) before income tax benefit	$30.9	$(37.5)	(6.6)	(4.0)	(142.8)	(0.5)	(153.9)
Income tax benefit			—	—	17.1	—	17.1
Net loss			(6.6)	(4.0)	(125.7)	(0.5)	(136.8)
Net loss attributable to noncontrolling interest			—	—	—	0.5	0.5
Net loss attributable to SiriusPoint			$(6.6)	$(4.0)	$(125.7)	$—	$(136.3)

Underwriting Ratios: (1)
Loss ratio	62.0%	64.9%	63.0%				67.6%
Acquisition cost ratio	22.6%	27.7%	24.4%				20.4%
Other underwriting expenses ratio	6.6%	5.4%	6.2%				7.3%
Combined ratio	91.2%	98.0%	93.6%				95.3%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2022
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,521.4	$1,884.2	$3,405.6	$—	$4.1	$—	$3,409.7
Net premiums written	1,199.6	1,346.0	2,545.6	—	3.6	—	2,549.2
Net premiums earned	1,213.1	1,086.8	2,299.9	—	18.2	—	2,318.1
Loss and loss adjustment expenses incurred, net	855.9	718.7	1,574.6	(5.2)	19.0	—	1,588.4
Acquisition costs, net	310.3	273.2	583.5	(118.6)	(3.0)	—	461.9
Other underwriting expenses	113.8	62.8	176.6	—	7.9	—	184.5
Underwriting income (loss)	(66.9)	32.1	(34.8)	123.8	(5.7)	—	83.3
Services revenue	(0.2)	215.7	215.5	(133.4)	—	(82.1)	—
Services expenses	—	179.2	179.2	—	—	(179.2)	—
Net services fee income (loss)	(0.2)	36.5	36.3	(133.4)	—	97.1	—
Services noncontrolling loss	—	1.1	1.1	—	—	(1.1)	—
Net investment losses from Strategic Investments	(3.9)	(2.2)	(6.1)	—	—	6.1	—
Net services income (loss)	(4.1)	35.4	31.3	(133.4)	—	102.1	—
Segment income (loss)	(71.0)	67.5	(3.5)	(9.6)	(5.7)	102.1	83.3
Net realized and unrealized investment losses					(219.4)	(6.1)	(225.5)
Net realized and unrealized investment losses from related party investment funds					(210.5)	—	(210.5)
Net investment income					113.3	—	113.3
Other revenues					28.1	82.1	110.2
Net corporate and other expenses					(133.6)	(179.2)	(312.8)
Intangible asset amortization					(8.1)	—	(8.1)
Interest expense					(38.6)	—	(38.6)
Foreign exchange gains					66.0	—	66.0
Income (loss) before income tax benefit	$(71.0)	$67.5	(3.5)	(9.6)	(408.5)	(1.1)	(422.7)
Income tax benefit			—	—	36.7	—	36.7
Net loss			(3.5)	(9.6)	(371.8)	(1.1)	(386.0)
Net income attributable to noncontrolling interests			—	—	(1.9)	1.1	(0.8)
Net loss attributable to SiriusPoint			$(3.5)	$(9.6)	$(373.7)	$—	$(386.8)

Underwriting Ratios: (1)
Loss ratio	70.6%	66.1%	68.5%				68.5%
Acquisition cost ratio	25.6%	25.1%	25.4%				19.9%
Other underwriting expenses ratio	9.4%	5.8%	7.7%				8.0%
Combined ratio	105.6%	97.0%	101.6%				96.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2021
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,350.4	$897.9	$2,248.3	$—	$(11.8)	$—	$2,236.5
Net premiums written	1,124.9	652.8	1,777.7	—	(43.5)	—	1,734.2
Net premiums earned	1,210.9	522.8	1,733.7	—	(16.7)	—	1,717.0
Loss and loss adjustment expenses incurred, net	989.4	320.6	1,310.0	(2.6)	19.1	—	1,326.5
Acquisition costs, net	302.7	149.7	452.4	(67.6)	3.0	—	387.8
Other underwriting expenses	105.5	29.2	134.7	—	24.1	—	158.8
Underwriting income (loss)	(186.7)	23.3	(163.4)	70.2	(62.9)	—	(156.1)
Services revenue	—	133.7	133.7	(82.6)	—	(51.1)	—
Services expenses	—	120.5	120.5	—	—	(120.5)	—
Net services fee income	—	13.2	13.2	(82.6)	—	69.4	—
Services noncontrolling loss	—	2.3	2.3	—	—	(2.3)	—
Net investment gains (losses) from Strategic Investments	0.3	(4.8)	(4.5)	—	—	4.5	—
Net services income	0.3	10.7	11.0	(82.6)	—	71.6	—
Segment income (loss)	(186.4)	34.0	(152.4)	(12.4)	(62.9)	71.6	(156.1)
Net realized and unrealized investment losses					(12.4)	(4.5)	(16.9)
Net realized and unrealized investment gains from related party investment funds					304.0	—	304.0
Net investment income					25.4	—	25.4
Other revenues					100.1	51.1	151.2
Net corporate and other expenses					(146.1)	(120.5)	(266.6)
Intangible asset amortization					(5.9)	—	(5.9)
Interest expense					(34.0)	—	(34.0)
Foreign exchange gains					44.0	—	44.0
Income (loss) before income tax expense	$(186.4)	$34.0	(152.4)	(12.4)	212.2	(2.3)	45.1
Income tax benefit			—	—	10.7	—	10.7
Net income (loss)			(152.4)	(12.4)	222.9	(2.3)	55.8
Net loss attributable to noncontrolling interest			—	—	—	2.3	2.3
Net income (loss) available to SiriusPoint			$(152.4)	$(12.4)	$222.9	$—	$58.1

Underwriting Ratios: (1)
Loss ratio	81.7%	61.3%	75.6%				77.3%
Acquisition cost ratio	25.0%	28.6%	26.1%				22.6%
Other underwriting expenses ratio	8.7%	5.6%	7.8%				9.2%
Combined ratio	115.4%	95.5%	109.5%				109.1%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues
Gross premiums written	$743.7	$843.8	$812.6	$1,009.7	$690.8
Net premiums written	577.9	634.4	623.0	713.9	510.9
Net premiums earned	607.4	612.6	568.8	529.3	519.9
Expenses
Loss and loss adjustment expenses incurred, net	390.1	497.9	360.3	340.1	351.4
Acquisition costs, net	113.0	116.8	123.6	108.5	106.3
Other underwriting expenses	46.4	44.8	46.1	47.2	38.2
Underwriting income (loss)	57.9	(46.9)	38.8	33.5	24.0

Underwriting Ratios (1):
Loss ratio	64.2%	81.3%	63.3%	64.3%	67.6%
Acquisition cost ratio	18.6%	19.1%	21.7%	20.5%	20.4%
Other underwriting expense ratio	7.6%	7.3%	8.1%	8.9%	7.3%
Combined ratio	90.4%	107.7%	93.1%	93.7%	95.3%

Catastrophe losses, net of reinsurance and reinstatement premiums	$0.2	$114.6	$16.2	$6.9	$24.1
Russia/Ukraine losses	(0.7)	(0.3)	(0.1)	18.6	—
Favorable prior year loss reserve development	$(4.1)	$(5.3)	$(6.4)	$(5.5)	$(16.7)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues
Gross premiums written	$742.4	$843.3	$812.2	$1,007.7	$688.7
Net premiums written	576.5	633.8	622.9	712.4	535.4
Net premiums earned	605.8	609.9	563.8	520.4	536.2
Expenses
Loss and loss adjustment expenses incurred, net	382.5	504.1	359.5	328.5	337.7
Acquisition costs, net	149.1	150.8	150.2	133.4	130.7
Other underwriting expenses	43.0	43.3	44.5	45.8	33.1
Underwriting income (loss)	31.2	(88.3)	9.6	12.7	34.7
Services revenues	46.2	55.9	56.6	56.8	43.8
Services expenses	43.9	47.2	44.8	43.3	39.5
Net services fee income	2.3	8.7	11.8	13.5	4.3
Services noncontrolling (income) loss	0.5	0.5	(0.7)	0.8	0.5
Net investment gains (losses) from Strategic Investments	(9.0)	3.7	(0.5)	(0.3)	(46.1)
Net services income (loss)	(6.2)	12.9	10.6	14.0	(41.3)
Segment income (loss)	$25.0	$(75.4)	$20.2	$26.7	$(6.6)

Underwriting Ratios (2):
Loss ratio	63.1%	82.7%	63.8%	63.1%	63.0%
Acquisition cost ratio	24.6%	24.7%	26.6%	25.6%	24.4%
Other underwriting expense ratio	7.1%	7.1%	7.9%	8.8%	6.2%
Combined ratio	94.8%	114.5%	98.3%	97.5%	93.6%

Accident year loss ratio	64.7%	82.2%	64.0%	64.1%	65.9%
Accident year combined ratio	96.4%	114.1%	98.6%	98.5%	96.5%

Catastrophe losses, net of reinsurance and reinstatement premiums	$0.2	$114.6	$16.2	$6.9	$24.1
Russia/Ukraine losses	(0.7)	(0.3)	(0.1)	13.3	—
(Favorable) adverse prior year loss reserve development	$(9.6)	$2.6	$(1.5)	$(5.0)	$(15.7)
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio and accident year combined ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the Core loss ratio and Core combined ratio, respectively.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues
Gross premiums written	$300.5	$318.4	$378.3	$524.2	$418.8
Net premiums written	236.1	267.1	321.5	374.9	351.1
Net premiums earned	281.5	304.5	319.5	307.6	348.1
Expenses
Loss and loss adjustment expenses incurred, net	170.4	286.3	204.7	194.5	215.7
Acquisition costs, net	74.3	69.8	86.3	79.9	78.6
Other underwriting expenses	27.0	28.0	28.7	30.1	22.9
Underwriting income (loss)	9.8	(79.6)	(0.2)	3.1	30.9
Services revenues	(3.6)	3.4	—	—	—
Net services fee income (loss)	(3.6)	3.4	—	—	—
Net investment gains (losses) from Strategic Investments	(4.2)	0.3	—	—	—
Net services income (loss)	(7.8)	3.7	—	—	—
Segment income (loss)	$2.0	$(75.9)	$(0.2)	$3.1	$30.9

Underwriting Ratios (1):
Loss ratio	60.5%	94.0%	64.1%	63.2%	62.0%
Acquisition cost ratio	26.4%	22.9%	27.0%	26.0%	22.6%
Other underwriting expense ratio	9.6%	9.2%	9.0%	9.8%	6.6%
Combined ratio	96.5%	126.1%	100.1%	99.0%	91.2%

Catastrophe losses, net of reinsurance and reinstatement premiums	$(1.4)	$114.6	$16.2	$6.9	$22.6
Russia/Ukraine losses	(0.7)	(0.3)	(0.1)	13.3	—
(Favorable) adverse prior year loss reserve development	$3.0	$(16.3)	$4.6	$(0.1)	$(11.9)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues
Gross premiums written	$441.9	$524.9	$433.9	$483.5	$269.9
Net premiums written	340.4	366.7	301.4	337.5	184.3
Net premiums earned	324.3	305.4	244.3	212.8	188.1
Expenses
Loss and loss adjustment expenses incurred, net	212.1	217.8	154.8	134.0	122.0
Acquisition costs, net	74.8	81.0	63.9	53.5	52.1
Other underwriting expenses	16.0	15.3	15.8	15.7	10.2
Underwriting income (loss)	21.4	(8.7)	9.8	9.6	3.8
Services revenues	49.8	52.5	56.6	56.8	43.8
Services expenses	43.9	47.2	44.8	43.3	39.5
Net services fee income	5.9	5.3	11.8	13.5	4.3
Services noncontrolling (income) loss	0.5	0.5	(0.7)	0.8	0.5
Net investment gains (losses) from Strategic Investments	(4.8)	3.4	(0.5)	(0.3)	(46.1)
Net services income (loss)	1.6	9.2	10.6	14.0	(41.3)
Segment income (loss)	$23.0	$0.5	$20.4	$23.6	$(37.5)

Underwriting Ratios (1):
Loss ratio	65.4%	71.3%	63.4%	63.0%	64.9%
Acquisition cost ratio	23.1%	26.5%	26.2%	25.1%	27.7%
Other underwriting expense ratio	4.9%	5.0%	6.5%	7.4%	5.4%
Combined ratio	93.4%	102.8%	96.1%	95.5%	98.0%

Catastrophe losses, net of reinsurance and reinstatement premiums	$1.6	$—	$—	$—	$1.5
(Favorable) adverse prior year loss reserve development	$(12.6)	$18.9	$(6.1)	$(4.9)	$(3.8)
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$230.7	4.1%	$133.9	2.3%	$125.1	2.5%	$—	—%	$—	—%
Residential mortgage-backed securities	340.7	6.0%	212.8	3.7%	112.0	2.2%	—	—%	—	—%
Commercial mortgage-backed securities	61.2	1.1%	18.6	0.3%	14.3	0.3%	—	—%	—	—%
Corporate debt securities	415.7	7.4%	386.0	6.7%	157.7	3.1%	—	—%	—	—%
U.S. government and government agency	1,550.6	27.4%	552.3	9.6%	291.5	5.8%	—	—%	—	—%
Non-U.S. government and government agency	36.6	0.6%	20.4	0.4%	14.9	0.3%	—	—%	—	—%
Total debt securities, available for sale	2,635.5	46.6%	1,324.0	23.0%	715.5	14.2%	—	—%	—	—%
Asset-backed securities	553.7	9.8%	642.0	11.2%	672.5	13.3%	718.1	15.2%	513.1	11.3%
Residential mortgage-backed securities	133.6	2.4%	141.2	2.5%	292.5	5.8%	393.0	8.3%	301.9	6.7%
Commercial mortgage-backed securities	113.4	2.0%	117.0	2.0%	126.3	2.5%	132.7	2.8%	147.3	3.2%
Corporate debt securities	363.5	6.4%	404.4	7.0%	667.2	13.2%	752.3	15.9%	602.6	13.3%
U.S. government and government agency	270.4	4.8%	297.1	5.2%	323.9	6.4%	489.1	10.3%	385.4	8.5%
Non-U.S. government and government agency	88.2	1.6%	92.2	1.6%	124.9	2.4%	134.3	2.8%	132.3	2.9%
U.S. states, municipalities and political subdivision	—	—%	—	—%	—	—%	—	—%	0.2	—%
Preferred stocks	3.2	—%	3.2	0.1%	3.2	0.1%	3.3	0.1%	2.8	0.1%
Total debt securities, trading	1,526.0	27.0%	1,697.1	29.6%	2,210.5	43.7%	2,622.8	55.4%	2,085.6	46.0%
Total equity securities	1.6	—%	1.4	—%	1.6	—%	2.7	0.1%	2.8	—%
Short-term investments	984.6	17.4%	1,991.6	34.7%	1,378.0	27.2%	989.0	20.9%	1,075.8	23.8%
Other long-term investments	227.3	4.0%	196.8	3.4%	173.5	3.4%	185.0	3.9%	262.0	5.8%
Cost and equity method investments	104.8	1.9%	128.0	2.3%	144.6	2.9%	130.2	2.8%	89.2	1.9%
Investments in funds valued at net asset value	173.9	3.1%	399.1	7.0%	436.4	8.6%	801.6	16.9%	1,014.5	22.5%
Total investments	$5,653.7	100.0%	$5,738.0	100.0%	$5,060.1	100.0%	$4,731.3	100.0%	$4,529.9	100.0%

SiriusPoint Ltd.
Loss per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	160,459,088	160,321,270	160,258,883	159,867,593	159,268,777
Dilutive effect of options, warrants, restricted share units and Series A preference shares (1)	—	—	—	—	—
Diluted number of common shares outstanding	160,459,088	160,321,270	160,258,883	159,867,593	159,268,777

Basic loss per common share:
Net loss attributable to SiriusPoint common shareholders	$(26.6)	$(98.4)	$(60.8)	$(217.0)	$(140.3)

Basic loss per share attributable to SiriusPoint common shareholders (2)	$(0.17)	$(0.61)	$(0.38)	$(1.36)	$(0.88)

Diluted loss per common share:
Net loss attributable to SiriusPoint common shareholders	$(26.6)	$(98.4)	$(60.8)	$(217.0)	$(140.3)

Diluted loss per share attributable to SiriusPoint common shareholders (2)	$(0.17)	$(0.61)	$(0.38)	$(1.36)	$(0.88)
(1)There was no dilution as a result of the net loss allocated to SiriusPoint common shareholders in the quarter. There was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price or reference price for the respective security for warrants and options.
(2)Basic loss per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted loss per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net loss attributable to SiriusPoint common shareholders	$(26.6)	$(98.4)	$(60.8)	$(217.0)	$(140.3)
Shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	1,884.5	2,023.3	2,088.2	2,303.7	2,438.0
Shareholders’ equity attributable to SiriusPoint common shareholders - end of period	1,874.7	1,884.5	2,023.3	2,088.2	2,303.7
Average shareholders’ equity attributable to SiriusPoint common shareholders	$1,879.6	$1,953.9	$2,055.8	$2,196.0	$2,370.9
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	(5.7)%	(20.1)%	(11.8)%	(39.5)%	(23.7)%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net loss attributable to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Common shareholders’ equity attributable to SiriusPoint common shareholders	$1,874.7	$1,884.5	$2,023.3	$2,088.2	$2,303.7
Carrying value of Series A preference shares issued in merger	—	—	—	—	20.4
Diluted common shareholders’ equity attributable to SiriusPoint common shareholders	1,874.7	1,884.5	2,023.3	2,088.2	2,324.1
Intangible assets	(163.8)	(165.9)	(168.0)	(170.0)	(171.9)
Tangible diluted common shareholders' equity attributable to SiriusPoint common shareholders	$1,710.9	$1,718.6	$1,855.3	$1,918.2	$2,152.2

Common shares outstanding	162,177,653	162,312,938	162,328,831	161,941,552	161,929,777
Effect of dilutive stock options, restricted shares, restricted share units, warrants and Series A preference shares	3,492,795	1,963,861	1,790,110	1,469,274	2,898,237
Book value per diluted common share denominator	165,670,448	164,276,799	164,118,941	163,410,826	164,828,014
Unvested restricted shares	(1,708,608)	(1,890,932)	(2,051,368)	(1,981,408)	(2,590,194)
Tangible book value per diluted common share denominator	163,961,840	162,385,867	162,067,573	161,429,418	162,237,820

Book value per common share	$11.56	$11.61	$12.46	$12.89	$14.23
Book value per diluted common share	$11.32	$11.47	$12.33	$12.78	$14.10
Tangible book value per diluted common share (1)	$10.43	$10.58	$11.45	$11.88	$13.27
(1)Tangible book value per diluted common share, as presented, is a non-GAAP financial measure and the most comparable GAAP measure is book value per common share. Tangible book value per diluted common share excludes the total number of unvested restricted shares, at period end, and intangible assets. While restricted shares are outstanding, they are excluded because they are unvested. Further, management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. The tangible book value per diluted common share is also useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.